Exhibit 99.1

Pro-forma Aug-2006 – FY 2011 Bridge Financial Overview Pro-EBITDA Bridge – TTM Aug-2006 – FY (1) (2) . The bridge analysis below illustrates management’s estimated view of the major impacts on EBITDA since the business peak in 2006 Pro-forma Adjusted Aug 2011 ($ in millions) $40.0 $13.0 $5.0 $4.0 $2.0 ($52.0) $140 0 $160.0 $180.0 $103.0 ($30.0) ($15.0) ($17 0) $80.0 $100.0 $120.0 $45.0 $17.0) ($5.0) ($3.0) $20.0 $40.0 $60.0 Source: Reddy Ice management Notes: $0.0 Aug-2006 TTM Proforma EBITDA Price Increases Cost Savings Initiatives Growth Capex Impacts Non-Retail / Dollar Stores Other Gain / Loss Changes Macro Economy, Weather & Vending Other COGS Changes Commodity Changes Lost Accounts / Pricing Decrease SG&A Changes Emergency Ice Changes 2011 Actual EBITDA 13 (1) Assumes all acquisitions completed to date were done by September 1, 2005 (2) EBITDA adjusted for stock-based compensation and acquisitions

2010 – 2011 Revenue & EBITDA Bridges Financial Overview 2010A – 2011A Revenue Bridge ($ in millions) $328.4 $9.9 $19.2 ($10.7) ($8.8) $330.0 $340.0 $350.0 $315.5 $3.3 $280.0 $290.0 $300.0 $310.0 $320.0 2010A – 2011A EBITDA Bridge $250.0 $260.0 $270.0 2010 Actual Revenue 2011 Price Increase Non-Retail / Dollar Stores Acquisitions Lost Accounts / Pricing Decrease Macro Economy, Weather & Vending 2011 Actual Revenue ($ in millions) $4.9 $7.1 ($6.1) ($6.6) $65.0 $70.0 $75.0 $51.8 $ $3.3 $2.5 4.9 ($6.1) ($2.7) ($2.9) $50.0 $55.0 $60.0 15 45.1 $40.0 $45.0 2010 Actual EBITDA 2011 Price Increase Non-Retail / Dollar Stores Acquisitions Cost Savings Initiatives Lost Accounts / Pricing Decrease Macro Economy, Weather & Vending Fuel / Bag Costs Workers Comp / Accidents / Repairs Acquisition Integration / One-Time Items 2011 Actual EBITDA

Q4 2010 – Q4 2011 Revenue & EBITDA Bridge Financial Overview Q4 2010A – Q4 2011A Revenue Bridge ($ in millions) $2.3 $2.1 ($0.7) ($4.8) $60.0 $65.0 $70.0 $55.3 $54.9 $0.7 $40.0 $45.0 $50.0 $55.0 Q4 2010A – Q4 2011A EBITDA Bridge) $30.0 $35.0 Q4 2010 Actual Revenue 2011 Price Increase Non-Retail / Dollar Stores Acquisitions Lost Accounts / Pricing Decrease Macro Economy, Weather & Vending Q4 2011 Actual Revenue ($ in millions) $0.9 $0.7 $0.6 ($0.1) ($1.6) ($0.6) ($1.0) $0.0 $1.0 $2.0 $3.0 ($3.6) ($1.2) ($0.6) ($6.0) ($5.0) ($4.0) ($3.0) ($2.0) $(1.0) 17 ($6.8) ($1.4) ($8.0) ($7.0) 6.0) Q4 2010 Actual EBITDA 2011 Price Increase Non-Retail / Dollar Stores Acquisitions Other Cost Increases Lost Accounts / Pricing Decrease Macro Economy, Weather & Vending Fuel / Bag Costs Workers Comp / Accidents / Repairs Acquisition Integration / One-Time Items Q4 2011 Actual EBITDA

2011 – 2012 Revenue & EBITDA Bridge Financial Overview 2011A – 2012E Revenue Bridge ($ in millions) $341.4 $9.4 $2.3 $1.3 $340.0 $345.0 $350.0 $328.4 $315.0 $320.0 $325.0 $330.0 $335.0 2011A – 2012E EBITDA Bridge $300.0 $305.0 $310.0 2011 Actual Revenue 2012 Price Increase ISB Machine Redeployment 2011 Acquisitions Stub 2012 Budgeted Revenue ($ in millions) $67.7 $59 0 $7.8 $2.9 ($0.4) ($8.8) $60 0 $65.0 $70.0 $75.0 $45.1 59.0 $9.4 $2.9 $40.0 $45.0 $50.0 $55.0 $35.0 2011 Actual EBITDA 2012 Pricing Increase One-Time Items / Acquisition Integration Costs / Bad Debt Expense Cost Savings Initiatives ISB Machine Redeployment / Cost Improvement Acquisition Stub 2012 Field Budgeted EBITDA Corporate Reserves 2012 Budgeted EBITDA

PROJECTIONS (Dollars in millions) 2011A 2012F(1) 2013F 2014F 2015F 2016F Revenue $328.5 $341.0 $347.6 $359.7 $372.2 $385.3 COGS 229.1 228.2 226.0 232.2 239.1 247.9 Gross Profit 99.4 112.8 121.6 127.5 133.1 137.4 Gross Profit Margin 30.3% 33.1% 35.0% 35.4% 35.8% 35.7% SG&A 57.2 57.2 55.8 57.5 59.2 61.0 Adjusted EBITDA(2) $44.5 $57.2 $66.4 $70.7 $74.6 $77.1 Adjusted EBITDA Margin 13.5% 16.8% 19.1% 19.7% 20.0% 20.0% Capital Expenditures, net $12.9 $10.7 $11.4 $11.3 $11.7 $12.7 Change in Working Capital(3) $0.9 $0.5 ($1.0) $0.2 $0.2 $0.2 (1) Includes preliminary unaudited actual results through February 2012. (2) Excludes non-cash stock based compensation. (3) Working capital is comprised of accounts receivable, inventory, accounts payable, and other accrued expenses (excluding accrued interest). Positive values represent an increase in net working capital.